Exhibit 99.1

Maxar Technologies Appoints Gilman Louie to its Board of Directors

Westminster, Colo. – July 1, 2020 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR), a trusted partner and innovator in Earth Intelligence and Space Infrastructure, today announced the appointment of Gilman Louie to serve on the company’s Board of Directors. Louie will serve as a Director for a term expiring at the Company’s 2021 Annual Meeting of Stockholders when he will stand for election by the stockholders.

Louie, 59, has been the Managing Partner of Alsop Louie Partners, an early stage venture capital fund, since 2006. He was the Chairman of the Board of Vricon, Inc., from 2016 until its acquisition by Maxar, which was completed today. Louie was the first Chief Executive Officer and President of In-Q-Tel, the first venture capital fund for the United States Central Intelligence Agency, from its founding in 1999 until 2006.

Louie is also a director of Niantic, the world leading publisher of augmented reality games, and Aerospike, an open-source, flash-optimized NoSQL database built for enterprise to service large-scale, high-speed transactional applications. He has also served as an advisor to many Department of Defense advisory boards and currently serves as a Commissioner of the National Security Commission on Artificial Intelligence, an independent commission that considers the methods and means necessary to advance the development of artificial intelligence, machine learning and associated technologies to comprehensively address the national security and defense needs of the United States. He holds a B.S. in Business Administration from San Francisco State University and has completed the Advanced Management Program/International Seniors Management Program from the Harvard University Graduate Business School.

“We are exceptionally pleased to welcome Gilman Louie to Maxar’s Board,” said Maxar Chairman Gen. Howell Estes III. “His experience adapting and integrating cutting-edge technologies for defense and intelligence applications makes him the perfect fit as we guide Maxar toward its next phase of growth.”

“Serving with Gilman on Vricon’s Board of Directors provided an opportunity to understand the depth of his expertise in many areas,” said Maxar CEO Dan Jablonsky. “I look forward to working with him and the rest of the Board as we develop game-changing capabilities for our customers and create more value for investors as a result of the Vricon acquisition.”

1

About Maxar

Maxar is a trusted partner and innovator in Earth Intelligence and Space Infrastructure. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,000 team members in 20 global locations are inspired to harness the potential of space to help our customers create a better world. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements
This release may contain certain “forward-looking statements” or “forward-looking information” under applicable securities laws. Forward-looking terms such as “may,” “will,” “could,” “should,” “would,” “plan,” “potential,” “intend,” “anticipate,” “project,” “target,” “believe,” “plan,” “outlook,” “estimate,” “guidance” or “expect” and other words, terms and phrases of similar nature are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, but are not limited to, statements concerning the intent to exercise the call option with respect to Vricon, the completion and timing of the consummation of the acquisition of Vricon, the Company’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on certain key expectations and assumptions made by the Company. Although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct.

The risks that could cause actual results to differ materially from current expectations include, but are not limited to those Risk Factors set forth in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available online under the Company’s EDGAR profile at www.sec.gov or on the Company’s website at www.maxar.com, as well as the Company’s continuous disclosure materials filed from time to time with Canadian securities regulatory authorities, which are available online under the Company’s SEDAR profile at www.sedar.com or on the Company’s website at www.maxar.com. The risk factors detailed in the foregoing are not intended to be exhaustive and there may be other key risks that are not identified that are not presently known to the Company or that the Company currently deems immaterial. These risks and uncertainties are amplified by the global COVID-19 pandemic, which has caused and will continue to cause significant challenges, instability and uncertainty.

2

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements herein as a result of new information, future events or otherwise, other than as may be required under applicable securities law.

Investor Relations Contact:

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com

Media Contact:

Turner Brinton

Maxar Media Relations

1-303-684-4545

turner.brinton@maxar.com

3